SY-5609 Phase 1 Dose-Escalation Data and Next Steps September 20, 2021 Exhibit 99.1

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, research and clinical development plans, collaborations, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements.  Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including our ability to: advance the development of our programs, including tamibarotene (formerly SY-1425), SY-2101 and SY-5609, under the timelines we project in current and future clinical trials; demonstrate in any current and future clinical trials the requisite safety, efficacy and combinability of our drug candidates; replicate scientific and non-clinical data in clinical trials; successfully develop a companion diagnostic test to identify patients with the RARA biomarker; obtain and maintain patent protection for our drug candidates and the freedom to operate under third party intellectual property; obtain and maintain necessary regulatory approvals; identify, enter into and maintain collaboration agreements with third parties, including our ability to perform under our collaboration agreements with Incyte Corporation and Global Blood Therapeutics; manage competition; manage expenses; raise the substantial additional capital needed to achieve our business objectives; attract and retain qualified personnel; and successfully execute on our business strategies; risks described under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, each of which is on file with the Securities and Exchange Commission (SEC); and risks described in other filings that we may make with the SEC in the future. In addition, the extent to which the COVID-19 outbreak continues to impact our workforce and our discovery research, supply chain and clinical trial operations activities, and the operations of the third parties on which we rely, will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration and severity of the outbreak, additional or modified government actions, and the actions that may be required to contain the virus or treat its impact.  Any forward-looking statements contained in this presentation speak only as of the date this presentation is made, and we expressly disclaim any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

Here’s what you will take away from today Identified an optimal dosing regimen for further development of SY-5609, based on tolerability, PD and clinical activity that we believe is ideally suited for various combinations SY-5609 demonstrated single-agent activity, including prolonged stable disease (SD), tumor shrinkage and tumor marker decreases, in a heavily pretreated population across multiple tumor types Strongest signals of clinical activity were in metastatic pancreatic cancer patients – a patient population that is highly refractory to existing therapies Data support mechanistic rationale for SY-5609 in Rb-altered and KRAS-mutant cancers Clinical activity was associated with PD marker Data support a three-pronged combination development strategy in solid tumors and in blood cancers: Expansion in combo with chemo in pancreatic cancer expected to begin in 4Q 2021 Combo with immunotherapy in colorectal cancer in Roche’s Phase 1/1b INTRINSIC trial Phase 1b trial in combo with BTK inhibitor in mantle cell lymphoma expected to begin in 1H 2022

Accelerating our vision  Targeted hematology therapy franchise Gene control discovery engine Selective CDK inhibitor franchise Fully integrated biopharmaceutical company

Advancing a growing clinical-stage pipeline for targeted patient populations

Program	Indication	Early Clinical	Mid-Clinical	Pivotal	Commercial Rights
Tamibarotene (oral RARα agonist)	Newly diagnosed HR-MDS (w/aza)	SELECT-MDS-1 Trial			SYROS Americas, Europe, Australia, Israel & Russia
	Newly diagnosed unfit AML (w/ven+aza)	SELECT-AML-1 Trial			
SY-2101 (oral ATO)	Newly diagnosed APL (w/ATRA)		Dose confirmation study 2H2021; Ph3 2022		SYROS
SY-5609 (oral CDK7 inhibitor)	Metastatic pancreatic cancer (2L w/chemo)	Select solid tumors; Expansion in 2L pancreatic Q42021			SYROS
	Mantle cell lymphoma (2L+ w/BTK inhibitor)	Ph1b 1H2022			
	Colorectal cancer (w/atezolizumab)*	Roche			

Tamibarotene is approved in Japan as Amnolake® for patients with relapsed/refractory APL
* Roche-sponsored trial

SYROS 5

SY-5609 Dose-Escalation Data David A. Roth, M.D.

Our vision for SY-5609 Next Combinations in solid tumors and blood cancers Vision Transformative targeted therapy for difficult-to-treat cancers Now Single-agent POA and optimal regimen for combinations

SY-5609: Highly selective and potent oral CDK7 inhibitor 0.06 nM potency for CDK7 13,000- to 49,000-fold more selective for CDK7 over CDK2, CDK9 and CDK12 Only 4 of 485 kinases inhibited at ≥ 90% 100-91% Inhibition 90-80% Inhibition 79-71% Inhibition Induced apoptosis in cancer cells but not in non-cancer cells DMSO SY-5609 100nM SY-5609 250nM SY-5609 500nM Non-cancer cells Cancer cells %Annexin V/PI + 60 50 40 30 20 10 0 Data presented in October 2019 at EORTC-NCI-AACR Conference

Ongoing Phase 1 dose escalation in patients with select solid tumors Enrolled patients with advanced breast, colorectal, lung, ovarian or pancreatic cancer, as well as other tumor types with Rb pathway alterations  Standard 3+3 dose escalation Objectives included safety, tolerability, PK, PD and antitumor activity  SY-5609-101 Single-Agent Dose Escalation Schema 2 mg BID; 5d on/ 2 off 4 mg BID; 5d on/ 2 off 4 mg BID; 4d on/ 10 off  Alternate dosing & schedules explored 4 mg 8 mg 5 mg 5d on/2d off Cleared Closed Non-tolerated dose Ongoing MTD Continuous Dosing Intermittent Dosing Regimens 4 mg 5 mg 6 mg 7d on/7d off 4 mg 5 mg 3 mg (SA MTD) 1 mg Once Daily

Baseline Characteristics and Patient Disposition Baseline Characteristics (n=54) Median Age, years (range) 65.5 (44-81) Gender, n (%) Female 34 (63) Median # prior therapies (range) 4 (1-8) ≥ 5 Prior therapies, n (%) 22 (41) Cancer Type, n (%) Breast 2 (3) Colorectal 8 (15) NSCLC 6 (11) Ovarian 8 (15) Pancreatic 15 (28) Other Rb-altered tumors 15 (28) Patient Disposition (n=54) Duration of Treatment: Median days (range) 50.5 (7-344) Patients continuing to dose 8 (14.8) Patients withdrawn from treatment 46 (85.2)      Disease Progression (per RECIST) 31 (57.4) Symptomatic Disease Progression 7 (13.0)      Adverse Event 4 (7.4)      Withdrew Consent/ Investigator Decision/Other 4 (7.4) Schedule (28-day cycle) Total enrolled Daily continuous dosing 17 7 days on, 7 days off 14 5 days on, 2 days off 21 4 days on, 10 days off 2 Data cut date –July 6, 2021 Data presented at ESMO 2021

Manageable safety profile with majority of AEs low-grade and reversible

AE summary across all doses and schedules



Single-Agent Adverse Events (≥15%); All Causality
Nausea
Fatigue
Diarrhoea
Platelet Count Decreased
Decreased Appetite
Abdominal Pain
Vomiting
Anaemia
37
9
31
9
33
4
13
15
24
2
11
9
17
4
7
9
Grade 1/2
Grade 3/4
0
10
20
30
40
50
60
70
80
90
100
Patients (%)
Single-Agent Safety Population, N = 54



Single-Agent Adverse Events (≥15%); Related
Nausea
Diarrhoea
Platelet Count Decreased
Fatigue
Vomiting
33
7
28
2
13
13
20
4
15
2
Grade 1/2
Grade 3/4
0
10
20
30
40
50
60
70
80
90
100
Patients (%)

Tolerability was optimized with 7d on/7d off dosing schedule



Nausea
Diarrhea
Vomiting
Appetite Dec
Fatigue
PLT dec
All Rel AEs: 5/2 vs.7/7
4mg 5/2 (n=9)
4mg 7/7 (n=9)
0
20
40
60
80
100
Patients (%)

- Majority of AEs were low-grade and reversible
- Most frequent TEAEs: GI, fatigue, thrombocytopenia, anemia
- Low rate of discontinuation due to AEs at ~7%
- DLTs observed across cohorts were:
  - Thrombocytopenia (3), nausea (2), colitis (2), abdominal pain (1), fatigue (1), mucositis (1) & hypotension (1)
- Rates of related AEs were lowest with 7d on/7d off, supporting its selection as optimal schedule for combination development
- Similar safety profile for SY-5609/fulvestrant combination

SYROS Data presented at ESMO 2021 11

Clinical activity seen in heavily pretreated patients across multiple tumor types 13 of 45 (28.9%) response-evaluable patients achieved stable disease (SD) across doses and schedules Of those, six had tumor regressions of up to 20% SD achieved in daily and intermittent dose cohorts with doses as low as 3 mg/d, including a 25% SD rate in 7d on/7d off cohorts Decreases seen in clinically relevant tumor markers used to monitor disease progression 3 of 4 pancreatic cancer patients with serial CA 19-9 data had decreases in the tumor marker 1 ovarian cancer patient with GCIG response (84% CA-125 decrease) and associated 18% tumor regression Median treatment duration of 141 days in patients with tumor regression and 85 days in those who achieved SD with no tumor regression, compared to 57 days for those with disease progression Data presented at ESMO 2021

Analysis of clinical activity by tumor type and mutational status supports mechanistic rationale in Rb-altered and KRAS-mutant cancers Highest rates of activity seen in pancreatic cancer patients and Rb-altered tumor cohort **43 patients had ctDNA analysis of KRAS mutations at baseline. *Rb-altered patients had tumor types other than breast, ovarian, CRC, lung or pancreatic cancer, who were enrolled based on historical molecular evidence of mutation/deletion in Rb pathway gene(s). KRAS mutations associated with clinical activity Percentage of patients with KRAS mutations by response category** Internal company data

More than double the rate of clinical activity seen in pancreatic cancer, compared to other tumor types 69-year-old patient with metastatic disease in 3rd relapse No response to prior FOLFIRINOX and Xeloda; relapsed after Gem/nab-Pac chemotherapy just prior to starting on study Remained in SD for 10 months Received 3mg/day on 7d on/7d off schedule for 7+ of 10 months on treatment CT scans show 20% decrease in target lesion 72% max decrease in CA 19-9 tumor marker Courtesy, Dr. K. Papadopoulos Courtesy, START San Antonio Data presented at ESMO 2021 Heavily pretreated pancreatic cancer patient with durable SD and significant tumor marker reduction Summary of activity in pancreatic cancer patients 5 of 13 (38.5%) of response-evaluable PDAC patients achieved stable disease 2 of 5 patients with SD had tumor shrinkage All patients with SD treated at 3 mg/day or higher, with 4 of 5 patients treated on intermittent schedules CA 19-9 decreases in 3 of 4 pancreatic patients with serial assessments ranged from 32%-72%

PD responses are associated with anti-tumor activity in patients; sustained PD activity further supports intermittent dosing In 33 response-evaluable patients with matching single-dose POLR2A PD PBMC data 100% (16/16) of patients in upper 50th percentile of PD response had target lesions that remained stable per RECIST criteria; 5 of 6 with tumor shrinkage in upper 50th percentile 41% (7/17) of patients in lower 50th percentile of PD response had target lesions that remained stable, including 1 with tumor shrinkage; all 10 patients with progressive disease were in lower 50th percentile  Sustained PD activity in PBMCs for at least 3 days post dose-cessation supporting intermittent schedules * Single dose, trough (24 hours) SD with tumor shrinkage SD Progressive disease 50th percentile PBMC POLR2A PD vs Target Lesion (TL) Response Internal company data *

SY-5609 Development Strategy Kristin Stephens

Three-pronged combination strategy aimed at maximizing potential of SY-5609 Strong mechanistic rationale + Early clinical activity + Compelling preclinical data + High unmet need + Potential for first-in-indication leadership position Pancreatic cancer in combination with chemo Mantle cell lymphoma in combination with BTK inhibitor Colorectal cancer in combination with I/O in Roche’s Ph1/Ph1b INTRINSIC trial

CDK7i disrupts the CDK and transcriptional activity needed to progress through the cell cycle Altered Rb pathway BRAF and KRAS mutations CDK1 CDK2 Selective CDK7 inhibition attacks two fundamental processes in cancer Cell Cycle Transcription CDK7i MYC MYB MCL1 MCL1 Apoptosis CDK7i has been shown preclinically to decrease expression of these transcription factors and proteins Transcription Transcription CDK4/6 M G2 S G1 Apoptosis

Focusing on cancers driven by transcriptional and cell cycle dependencies KRAS mutations, which are ubiquitous in pancreatic cancer, are powerful activators of cell signaling and transcriptional programs for cell cycle progression Pancreatic cancer Mantle cell lymphoma BRAF-mutant colorectal cancer Driven by overexpression of cyclin D, an Rb pathway regulator, and dependent on B-Cell Receptor signaling and NF-κB transcriptional programs for survival and growth BRAF mutations, which are present in 10% of colorectal cancer patients, are powerful activators of cell signaling and transcriptional programs for cell cycle progression

Preclinical data support SY-5609 in relapsed pancreatic cancer patients in combination with chemotherapy SY-5609 potentiates activity of gemcitibine in pancreatic cancer model using 7d on/7d off regimen Vehicle SY-5609: 3mg/kg, P.O., QD 7/7 Gemcitabine: 50mg/kg, I.P., BIW Combination: Same doses and schedules as single agents (Gem 8h prior to SY-5609 on days 1, 5, 15, 19) Data presented at ESMO 2021 SY-5609 induces regressions in KRAS-mutant models, including those derived from heavily pretreated patients Regressions seen in 50% (4/8) models 3/4 models with regressions derived from heavily pretreated patients Model ID TGI (%) Prior treatments KRAS mutation 1 >100 0 G12D 2 >100 3 NRAS 3 >100 5 G12D 4 >100 3 G12D 5 92 0 G12V 6 87 0 G12V 7 42 4 G12D 8 8 0 G12R Dosed at 6mg/kg QD for 21 days

Opportunity to address unmet need in pancreatic cancer

High unmet need in metastatic pancreatic cancer

- Commonly diagnosed in advanced stages, with poor prognosis due to lack of effective treatment and rapid disease progression[1]
- Incidence of second-line patients is ~27,500 in US[2]
- Only approved second-line therapy (Onivyde + 5-FU/LV) has PFS of 3.1 months[3]

Planned expansion in second-line pancreatic cancer patients expected to start in Q4 2021

Patient population
Metastatic patients who have progressed following first-line treatment with FOLFIRINOX

Doublet with gemcitabine

Safety lead-in → Expansion ~ 25 patients

Triplet with gemcitabine and nab-paclitaxel

Safety lead-in → Expansion ~ 25 patients

Endpoints
Measures of anti-tumor activity, including DCR and PFS, as well as safety and tolerability

- SY-5609 administered 7d on/7d off, at a starting dose of 4 mg
- Gemcitabine and nab-paclitaxel administered at approved doses

SYROS

1.Vincent, A, 2011, Spaulding, D, 2011.; 2. Sadhu and Vinuesa, Pancreatic Cancer Disease Landscape & Forecast, DRG, 2021.; 3.Wang-Gillam et al, 2015.

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Preclinical data support SY-5609 in BRAF-mutant CRC in combination with PDL1 inhibitor: SY-5609 part of Roche’s Phase 1/1b INTRINSIC trial 67% (20/30) of models demonstrated ≥ 50% TGI 23% (7/30) demonstrated deep responses of ≥ 90% TGI Deep responses enriched in BRAF-mutant (5/10) models CRC data presented in May 2020 at ASCO Virtual Symposium. Robust anti-tumor activity in BRAF-mutant CRC as single agent 0 10 Days 20 0 500 1000 1500 2000 Tumor Volume (mm3) 2500 30 Vehicle SY-5609 (6mpk QD) CDK7 inhibition enhances anti-tumor activity of PD-1 inhibition CDK7i induces DNA replication stress and genome instability in cancer cells, triggering immune-response signaling In animal models, CDK7i enhances tumor response to anti-PD1 immunotherapy Prolonging overall survival, and increasing immune cell infiltrates1 First clinical investigation of CDK7 inhibitor with immunotherapy 1. Zhang et al., 2020, Cancer Cell 37, 1-18

Preclinical data support SY-5609 in mantle cell lymphoma in combination with BTK inhibitor SY-5609 is synergistic with BTK inhibitor in MCL cell line in vitro Internal company data Leverages expertise in hematology and supports our growing targeted hematology portfolio Hallmark of MCL is a genetic translocation that results in overexpression of cyclin D1 in virtually all patients MCL is also dependent on B-Cell Receptor signaling (BCR), which activates NKFB transcriptional programs Combining SY-5609 with a BTK inhibitor, which inhibits BCR signaling, leverages both these cell cycle and transcriptional dependencies In preclinical studies, combination of SY-5609 and BTK inhibitor enhances both the reduction in expression of cyclin D and in vivo anti-tumor activity

Opportunity to address unmet medical in relapsed mantle cell lymphoma High unmet need in mantle cell lymphoma Accounts for 5-10% of all non-Hodgkin lymphomas, with incidence of ~10,000 in US and EU1 Worst prognosis among all lymphomas Despite durable response rates in first-line setting, patients eventually relapse and median survival is 3-5 years2 BTK inhibitors offer an oral, targeted option for second-line patients but with reduced activity over first-line and almost certain relapse, providing modest PFS of 15-18 months3 Planned Phase 1b trial in relapsed mantle cell lymphoma patients expected to start in H1 2022 Safety evaluation as single agent in 3L+ mantle cell and marginal zone lymphoma patients Endpoints Safety, tolerability, and measures of anti-tumor activity, including CR, ORR and PFS Combination with BTK inhibitor in 2L+ mantle cell lymphoma (BTK naive) ~ 20 patients SY-5609 administered 7d on/7d off, at a starting dose of 5 mg BTK inhibitor administered at approved doses Safety lead-in with BTKi in 3L+ mantle cell and 2L+ marginal zone lymphoma patients 1. Datamonitor Healthcare estimates; 2.Fakhri and Kahl, 2017;  3. Wen et al, Leukemia 2021

Key takeaways Identified an optimal dosing regimen for further development of SY-5609, based on tolerability, PD and clinical activity that we believe is ideally suited for various combinations SY-5609 demonstrated single-agent activity, including prolonged stable disease (SD), tumor shrinkage and tumor marker decreases, in a heavily pretreated population across multiple tumor types Strongest signals of clinical activity were in metastatic pancreatic cancer patients – a patient population that is highly refractory to existing therapies Data support mechanistic rationale for SY-5609 in Rb-altered and KRAS-mutant cancers Clinical activity was associated with PD marker Data support a three-pronged combination development strategy in solid tumors and in blood cancers: Expansion in combo with chemo in pancreatic cancer expected to begin in 4Q 2021 Combo with immunotherapy in colorectal cancer in Roche’s Phase 1/1b INTRINSIC trial Phase 1b trial in combo with BTK inhibitor in mantle cell lymphoma expected to begin in 1H 2022

Multiple expected value-driving milestones and strong cash position

Tamibarotene w/ aza	Initiate SELECT-MDS-1 trial in ND HR-MDS	✓
	Potential NDA filing in ND HR-MDS	**2024**
Tamibarotene w/ ven+aza	Initiate SELECT-AML-1 trial in ND unfit AML	✓
	Initial data from SELECT-AML-1 trial in ND unfit AML	**2022**
SY-2101	Initiate dose confirmation study	**2H 2021**
	Confirmatory dose/PK data	**1H 2022**
	Initiate Phase 3 registration trial in ND APL	**2022**
	Potential NDA filing	**2024**
SY-5609	Additional dose-escalation data, including clinical activity	✓
	Initiate expansion in pancreatic cancer	**4Q 2021**
	Initiate Phase 1b in mantle cell lymphoma	**1H 2022**
Discovery	Name next development candidate	**2022**

Cash into 2023 through multiple expected value drivers

SYROS

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